UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2023

Mayville Engineering Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-38894	39-0944729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

715 South Street, Mayville, Wisconsin 53050

(Address of principal executive offices, including zip code)

(920) 387-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 1, 2023, Mayville Engineering Company, Inc. (the “Company”) acquired all of the issued and outstanding limited liability interests of Mid-States Aluminum (“MSA”). The acquisition was consummated in accordance with the terms and conditions of that certain Unit Purchase Agreement, dated as of June 19, 2023, among the Company and the shareholders of MSA (the “Purchase Agreement”), following a reorganization of MSA from a corporation to a limited liability company. The Company filed the Purchase Agreement with the Securities and Exchange Commission on June 21, 2023 as Exhibit 2 to its Current Report on Form 8-K dated June 19, 2023. MSA is a leading manufacturer of custom aluminum extrusions and fabrications that also offers related services including design, engineering, extrusions, fabrication, anodizing and finishing, assembly, and packaging.

The purchase price in the acquisition was $95,944,962, subject to adjustments for the amount of cash, indebtedness, net working capital, and certain expenses of MSA as of the closing. At the closing of the acquisition, the Company applied an estimate of the adjustments and paid total net consideration of $90,001,726, $500,000 of which was deposited in an escrow as security for potential post-closing purchase price adjustment claims and $8,000,000 of which was deposited in an escrow as security for potential post-closing indemnification claims. Following the closing, the parties will determine the actual adjustments as of the closing and reconcile the resulting final purchase price with the estimated purchase price.

The Company financed the acquisition by borrowing under its amended and restated credit agreement, dated as of June 28, 2023. The Company filed the amended and restated credit agreement with the Securities and Exchange Commission on June 29, 2023 as Exhibit 10 to its Current Report on Form 8-K dated June 28, 2023.

Item 9.01. Financial Statements and Exhibits.

(a)

The required financial statements of MSA will be filed by amendment to this Current Report on Form 8-K not later than September 16, 2023 (which is 71 calendar days after the date that this initial Current Report on Form 8-K is required to be filed).

(b)

The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K not later than September 16, 2023 (which is 71 calendar days after the date that this initial Current Report on Form 8-K is required to be filed).

(c)	Not applicable.
(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYVILLE ENGINEERING COMPANY, INC.

Date: July 5, 2023	By:	/s/ Todd M. Butz
Todd M. Butz
Chief Financial Officer